EXHIBIT 10.1

                    FIRST AMENDMENT TO AMENDED AND RESTATED
                           CREDIT FACILITY AGREEMENT


       THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT FACILITY AGREEMENT, dated as of July 31, 1995 (this "Amendment"), is entered into by and among READING & BATES CORPORATION, a Delaware corporation ("RBC"), READING & BATES DRILLING CO., an Oklahoma corporation ("RBD"), READING & BATES EXPLORATION CO., an Oklahoma corporation ("RBX"), READING AND BATES, INC., an Oklahoma corporation ("RBI"), READING AND BATES BORNEO DRILLING CO., LTD., an Oklahoma corporation ("RBB"), READING & BATES (A) PTY. LTD., a company incorporated under the laws of the state of Western Australia, Commonwealth of Australia ("RBA") (RBC, RBD, RBX, RBI, RBB and RBA being referred to collectively as the "Borrowers" and individually as a "Borrower"), and INTERNATIONALE NEDERLANDEN BANK, N.V., a company incorporated under the laws of the Netherlands, formerly known as NMB POSTBANK GROEP N.V. (the "Lender").


                              W I T N E S S E T H:


       WHEREAS, the Borrowers and the Lender are parties to a certain Amended and Restated Credit Facility Agreement dated as of April 27, 1995 (as the same may hereafter be amended, the "Credit Agreement"; all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

       WHEREAS, Reading & Bates Offshore, Limited, an affiliate of the Borrowers, desires to enter into a revolving/term loan facility in the approximate amount of USD 25,000,000 with The CIT Group/Equipment Financing, Inc., to be secured by first preferred ship mortgages on the jack-up drilling rigs "F.G. McClintock" and "George H. Galloway" (the "CIT Loan");

       WHEREAS, the CIT Loan is to be guaranteed by RBC; and

       WHEREAS, the Borrowers and the Lender have agreed to amend the Credit Agreement to provide for the Lender's consent to the CIT Loan and to revise the maturity dates and expiration dates of the Facilities and otherwise modify the Credit Agreement, all upon the terms and subject to the conditions and requirements acceptable to the Lender as set forth herein;

       NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

    1. Definitions.  Section  1.1 of the Credit Agreement is  hereby amended by:

        (a) deleting the existing definitions of "Current Liabilities", "Facility A Maturity Date", "Installment Payment Dates", "Interest Pay-ment Date", "Interest Period" and "Security Deposits" and substituting in lieu thereof the following:

            "Current  Liabilities"   means  Indebtedness  of   RBC  and   its
        consolidated subsidiaries which would in accordance with generally accepted accounting principles in the United States be classified as current liabilities of a corporation conducting a business the same as or similar to the business of RBC and its consolidated subsidiaries; provided, however, that in determining current liabilities, (i) current maturities of long term indebtedness (including principal and interest) and (ii) obligations of the Borrowers to the Lender shall not be taken into account.

            "Facility A Maturity Date" means December 31, 1995.

            "Installment Payment Dates" means the dates of payments of installments of principal outstanding under Facility A referred to in
        Section 10.2(a) hereof.

            "Interest Payment Date" means as to Facility A, the last Business Day of each Interest Period and as to Facility C, it means June 1, 1995, September 1, 1995, December 1, 1995 and December 31, 1995.

            "Interest Period" means each period selected by RBC in connection with Facility A, the most recent of which commenced on December 31, 1994 and shall end on June 30, 1995 and the remaining being the periods of time which begin on the date immediately after the expiration of the preceding Interest Period and end on the day selected by RBC which is either one, two, three or six months after such date; provided, however, that no Interest Period shall extend beyond the Facility A Maturity Date.

            "Security Deposits" means the deposits required to be made by the Borrowers with the Lender pursuant to Sections 3.2(c)(ii), 5.1, 6.1, 7.1, 10.4, 10.8(a), 10.8(b)(iii)(C), 10.9(b) and 17.1 hereof

        (b) adding the following definitions in appropriate alphabetical order:

            "CIT Loan" means the Revolving/Term Loan Agreement and First Preferred Ship Mortgages financing in the approximate amount of USD 25,000,000 entered into on May 25, 1995 (and which amount may be increased by an amount not to exceed USD 5,000,000 without consent of the Lender) by and between Reading & Bates Offshore, Limited and The CIT Group/Equipment Financing, Inc., and which is guaranteed by RBC or an affiliate thereof.

            "Facility D Maturity Date" means December 31, 1995.

            "Facility E Maturity Date" means December 31, 1995.

            "Facility F Maturity Date" means December 31, 1995.

     2. Facility A. Section 2 of the Credit Agreement is hereby amended by deleting Exhibit A-1 referred to in Section 2.2 and attached to the Credit Facility in its entirety and substituting in lieu thereof Exhibit A-1 attached hereto.

     3. Facility B. Section 3.2 of the Credit Agreement is hereby amended by adding the following subsection 3.2(c), to be inserted after subsection 3.2(b):

            "(c)   On  the Facility  C  Maturity  Date, the  Borrowers  shall either: (i) purchase or cause a Person to purchase all of Lender's interests in the Charter Notes (at a price which equals the outstanding principal and interest on Lender's interest in the Charter Notes representing payments of Alternative Basic Hire or Regular Basic Hire, as such terms are defined in the Charters) or (ii) deposit as cash collateral security in an interest bearing account with the Lender the full amount of Lender's interests in the Charter Notes (including without limitation the outstanding principal and interest on Lender's interest in the Charter Notes representing payments of Alternative Basic Hire or Regular Basic Hire, as such terms are defined in the Charters) (such deposit, which is a Security Deposit, and any interest earned thereon will be returned to the Borrowers upon the payment of all obligations under Lender's interest in the Charter Notes)."

     4. Facility D.  Section 5 of the Credit Agreement is hereby amended by:

        (a) deleting Section 5.1 in its entirety and substituting in lieu thereof the following Section 5.1:

               "5.1   Letter of  Credit.   On the  terms and  subject to  the
        conditions hereof, the Lender has issued a standby letter of credit in the amount of USD 5,000,000 for the account of RBC in substantially the form attached as Exhibit H-1 hereto for a term of which shall not extend beyond April 30, 1996. Notwithstanding the foregoing, the parties hereto hereby agree that on the Facility D Maturity Date, the Borrowers shall: (i) pay in full to the Lender all amounts outstanding under Facility D and (ii) either (x) return the Facility D Letter of Credit to the Lender, terminating all of Lender's obligations thereunder, or (y) deposit as cash collateral security in an interest bearing account with the Lender the full amount of Lender's obligations under the Existing Facility D Letter of Credit (such deposit, which is a Security Deposit, and any interest earned thereon will be returned to the Borrowers upon the repayment of all amounts due under this Agreement and the termination of all Letters of Credit), or (z) provide a standby letter of credit or bank guarantee in favor of Lender in an amount equal to the amount of the Facility D Letter of Credit, having an expiration date no earlier than 30 days after the expiration date of the Facility D Letter of Credit and otherwise in form and substance, and issued by a bank or other financial institution, satisfactory to Lender in its sole discretion, to secure Borrowers' obligations to make a Facility D Guarantee Payment."; and

        (b) deleting Section 5.2 in its entirety and substituting in lieu thereof the following Section 5.2:

               "5.2 Counter Indemnity. The Borrowers jointly and severally agree to reimburse the Lender a sum equal to any amount paid out by the Lender as a result of any drawing under the Facility D Letter of Credit (a "Facility D Guarantee Payment") within thirty (30) days of any Facility D Guarantee Payment; provided, however, that all amounts outstanding under Facility D shall be paid in full on the Facility D Maturity Date.".

     5. Facility E.  Section 6 of the Credit Agreement is hereby amended by:

        (a) deleting Section 6.1 in its entirety and substituting in lieu thereof the following Section 6.1:

               "6.1 Letters of Credit. On the terms and subject to the conditions hereof, the Lender hereby agrees that prior to the Facility E Maturity Date it will issue standby letters of credit in a total amount not to exceed at any time USD 15,000,000 for the account of any Borrower in substantially the form attached as Exhibit H-2 hereto or in such other form as shall be acceptable to the Lender with expiration dates on or before December 31, 1996 and Lender agrees to consider, in its sole discretion without any obligation whatsoever, the issuance of such letters of credit up to a maximum aggregate (including any letters of credit with expiry dates beyond December 31, 1996 granted under Facility F) of USD 1,000,000 and having expiry dates on or before June 30, 1997. Within such USD 15,000,000 limit the Borrowers may request new Facility E Letters of Credit with expiration dates on or before December 31, 1996 to be issued by the Lender as old Facility E Letters of Credit terminate or expire. Notwithstanding the foregoing, to the extent that there are any Facility E Letters of Credit outstanding with expiration dates after the Facility E Maturity Date (the "Existing Facility E Letters of Credit"), on the Facility E Maturity Date the Borrowers shall:
        (i) pay  in  full  all  amounts  outstanding  under  Facility  E  and
        (ii) either (x) return the Existing Facility E Letters of Credit to the Lender, terminating all of Lender's obligations thereunder, or
        (y) deposit as cash collateral security in an interest bearing account with the Lender the full amount of Lender's obligations under the Existing Facility E Letters of Credit (such deposit, which is a Security Deposit, and any interest earned thereon will be returned to the Borrowers upon the repayment of all amounts due under this Agreement and the termination of all Letters of Credit), or (z) provide a standby letter of credit or bank guarantee in favor of Lender in an amount equal to the amount of each such Facility E Letter of Credit, having an expiration date no earlier than 30 days after the expiration date of such Facility E Letter of Credit and otherwise in form and substance, and issued by a bank or other financial institution, satisfactory to Lender in its sole discretion, to secure Borrowers' obligation to make a Facility E Guarantee Payment with respect to such Facility E Letter of Credit."; and

        (b) deleting Section 6.2 in its entirety and substituting in lieu thereof the following Section 6.2:

               "6.2 Counter Indemnity. The Borrowers jointly and severally agree to reimburse the Lender a sum equal to any amount paid out by the Lender as a result of any drawing under any Facility E Letter of Credit (a "Facility E Guarantee Payment") within thirty (30) days of any Facility E Guarantee Payment; provided, however, that all amounts outstanding under Facility E shall be paid in full on the Facility E Maturity Date.".

     6. Facility F.  Section 7 of the Credit Agreement is hereby amended by:

        (a) deleting Section 7.1 in its entirety and substituting in lieu thereof the following Section 7.1:

               "7.1 Letters of Credit. On the terms and subject to the conditions hereof, the Lender has issued and hereby agrees that prior to the Facility F Maturity Date it will issue standby letters of credit to obtain customs bonds respecting duties assessed on the Borrowers' drilling equipment or rigs in Indonesia in a total amount not to exceed at any time USD 15,000,000 or its counter value in Indonesian Rhupias, for the account of any Borrower in substantially the form attached as Exhibit H-3 hereto or in such other form as shall be acceptable to the Lender for a term of which shall not extend beyond December 31, 1996 and Lender agrees to consider, in its sole discretion without any obligation whatsoever, the issuance of such letters of credit up to a maximum aggregate of USD 1,000,000 (including any letters of credit with expiry dates after December 31, 1996 granted under Facility E) having expiry dates on or before June 30, 1997. Notwithstanding the foregoing, to the extent that there are any Facility F Letters of Credit outstanding with expiration dates after the Facility F Maturity Date (the "Existing Facility F Letters of Credit"), on the Facility F Maturity Date the Borrowers shall: (i) pay in full all amounts outstanding under Facility F and
        (ii) either (x) return the Existing Facility F Letters of Credit to the Lender, terminating all of Lender's obligations thereunder, or
        (y) deposit as cash collateral in an interest bearing account with the Lender the full amount of Lender's obligations under the Existing Facility F Letters of Credit (such deposit, which is a Security Deposit, and any interest earned thereon will be returned to the Borrowers upon the repayment of all amounts due under this Agreement and the termination of all Letters of Credit), or (z) provide a standby letter of credit or bank guarantee in favor of Lender in an amount equal to the amount of each such Facility F Letter of Credit, having an expiration date no earlier than 30 days after the expiration date of such Facility F Letter of Credit and otherwise in form and substance, and issued by a bank or other financial institution, satisfactory to Lender in its sole discretion, to secure Borrowers' obligation to make a Facility F Guarantee Payment with respect to such Facility F Letter of Credit."; and

        (b) deleting Section 7.2 in its entirety and substituting in lieu thereof the following Section 7.2:

               "7.2 Counter Indemnity. The Borrowers jointly and severally agree to reimburse the Lender a sum equal to any amount paid out by the Lender as a result of any drawing under either Facility F Letter of Credit (a "Facility F Guarantee Payment") within thirty (30) days of any Facility F Guarantee Payment; provided, however, that all amounts outstanding under Facility F shall be paid in full on the Facility F Maturity Date.".

     7. Interest.  Section 9 of the Credit Agreement is hereby amended by:

        (a) deleting subsection 9.1(c) in its entirety and substituting in lieu thereof the following subsection 9.1(c):

               "(c) For Facility A, RBC shall elect an Interest Period by delivering written notice to the Lender not less than three (3) Business Days prior to the beginning of any Interest Period, provided, however, that if no such notice shall be given, such Interest Period shall be one month.";

        (b) deleting the first paragraph of subsection 9.1(d) in its entirety and substituting in lieu thereof the following first paragraph of subsection 9.1(d):

               "(d)   All Interest Periods  shall end on  March 31,  June 30,
        July 31, August 31, September 30, October 31, November 30 or December 31; provided, however, that:"; and

        (c) deleting Section 9.2 in its entirety and substituting in lieu thereof the following Section 9.2:

               "9.2   Payment of  Interest.   Interest shall be  paid by  the
        relevant Borrowers as follows:

               (a) In respect of the unpaid principal amount outstanding under Facility A, on the last day of each Interest Period; provided, however, that all amounts of unpaid Interest outstanding under Facility A shall be paid in full on the Facility A Maturity Date.

               (b) In respect of the unpaid principal amounts outstanding under Facility C, in arrears, on June 1, 1995, September 1, 1995, December 1, 1995 and December 31, 1995; provided, however, that all amounts of unpaid Interest outstanding under Facility C shall be paid in full on the Facility C Maturity Date.

               (c) In respect of any Guaranty Payment under Facility D, Facility E or Facility F interest from the date of such Guarantee Payment up to the date such amount is paid by the relevant Borrowers on the date such payment is made; provided, however, that all amounts of unpaid Interest outstanding under Facility D, Facility E and Facility F shall be paid in full on the Facility D Maturity Date, the Facility E Maturity Date and the Facility F Maturity Date, respectively."

     8. Payments; Repayment. Subsection (a) of Section 10.2 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

            "(a) All amounts of principal outstanding under Facility A shall be repaid in an installment in the amount of USD 3,750,000 on June 30, 1995, with a final installment in an amount sufficient to repay all amounts outstanding under Facility A due on the Facility A Maturity Date."

     9. Affirmative  Covenants  of  Borrowers.    Section  15  of the  Credit
  Agreement  is hereby  amended  by  deleting the  first paragraph  of  such
  Section in its entirety and substituting in lieu thereof the following:

        "Until the payment in full of all amounts due under this Agreement and the Notes by the Borrowers and the expiration of all Letters of Credit, unless compliance shall have been waived by the Lender in writing in the Lender's sole discretion, the Borrowers agree that:"

     10.    Negative  Covenants of  Borrowers.    Section  16 of  the  Credit
  agreement is hereby amended by:

        (a) deleting the first paragraph of Section 16 in its entirety and substituting in lieu thereof the following:

            "Until the payment in full of all amounts due under this Agreement and the Notes by the Borrowers and the expiration of all Letters of Credit, without the prior written consent of the Lender (which consent shall be in the sole discretion of the Lender), the Borrowers agree they will not:";

        (b) deleting   subsection   16.1(f)  and   the   paragraph  following
     subsection 16.1(f) in their entirety and substituting in lieu thereof the following:

               "(f)    liens incurred  on  the  jack-up drilling  rigs  "F.G.
        McClintock" and "George H. Galloway" pursuant to the CIT Loan in substantially the form of Exhibit O hereto; and

               (g) liens existing as of the date of this Agreement and disclosed in writing to the Lender.

            Notwithstanding anything in this Section 16.1 to the contrary, in no event shall the liens, encumbrances and security interests permitted by this Section 16.1 materially impair (in the opinion of the Lender in its sole discretion) the business of financial condition of the Borrowers or the value of the properties of the Borrowers taken as a whole.";

        (c) deleting subsection 16.5(e) in its entirety and substituting in lieu thereof the following subsection 16.5(e):

               "(e)  the CIT Loan; and";

        (d) adding the following subsection 16.5(f):

               "(f)  indebtedness,  whether for borrowed money  or otherwise, incurred by Borrowers substantially simultaneously with the complete repayment and/or other complete satisfaction of
            Borrowers' obligations to Lender on or before the maturity of all Facilities under this Agreement, as amended and restated."; and

        (e) adding the following Section 16.18, to be inserted  after Section
     16.17 of the Credit Agreement:

               "16.18  CIT Loan.

               (a) Enter into any amendments to the CIT Loan (other than to increase the amount of the CIT Loan by up to an additional USD 5,000,000), including any material agreements in connection therewith, without the prior written consent and approval of the Lender.

               (b) Use the cash flow to be generated by the "F.G. McClintock" and "George H. Galloway" drilling rigs that will collateralize the CIT Loan to repay the obligations under or to collateralize any loan other than the CIT Loan or the Facilities described in this Agreement."

     11. Exhibit O. The Credit Agreement is hereby amended by attaching as Exhibit O copies of the first preferred ship mortgages executed in connection with the CIT Loan.

     12. Representations and Warranties. Borrowers, without limiting the representations and warranties provided in the Credit Agreement, represent and warrant to the Lender as follows:

        (a) The execution, delivery and performance by the Borrowers of this Amendment and the Second Amended and Restated Facility A Promissory Note have been duly authorized by all necessary action on the part of each of the Borrowers and do not and will not (i) violate any provision of any Borrower's articles of incorporation, by-laws, or other organizational documents or any Applicable Law, or (ii) be in conflict with, result in a breach of, or constitute (following notice or lapse of time or both) a default under any agreement to which any Borrower is a party or by which any Borrower or any of its property is bound.

        (b) This Amendment and the Second Amended and Restated Facility A Promissory Note create legal, valid and binding obligations of each of the Borrowers enforceable against each of the Borrowers in accordance with its terms, subject to laws affecting creditors' rights generally and applicable equitable legal principles.

        (c) No Event of Default or event which with the giving of notice or lapse of time or both would constitute an Event of Default exists.

        (d) All representations and warranties by the Borrowers contained in the Credit Agreement, as amended hereby, are true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date hereof.

    13. Credit Agreement Ratified and Confirmed. Except as expressly amended and modified herein, all terms and covenants and provisions of the Credit Agreement and all Loan Documents shall remain unaltered and in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement and all Loan Documents as modified herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby.

    14. Expenses. The Borrowers agree to pay on demand all reasonable costs and expenses of the Lender in connection with the preparation, ex-ecution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto and with respect to advising the Lender as to its rights and responsibilities hereunder and thereunder.

    15.   Conditions Precedent.    This Amendment  shall be  effective  upon
  receipt by the Lender of all of the following, each in form and substance satisfactory to the Lender:

        (a) Fully executed counterparts of this Amendment.

        (b) Fully executed Second Amended and Restated Facility A Promissory Note, substantially in the form of Exhibit A-1 attached hereto.

        (c) Certified copies of the resolutions of the Boards of Directors of each of the Borrowers authorizing the execution and delivery by each of the Borrowers of this Amendment and the Second Amended and Restated Facility A Promissory Note on behalf of each of the Borrowers, and all documents evidencing other necessary corporate action with respect to this Amendment.

        (d) Certificate of the Secretary or the Assistant Secretary of each Borrower certifying the names and true signatures of the officers of each Borrower authorized to sign this Amendment and the Second Amended and Restated Facility A Promissory Note on behalf of such Borrower and the other documents or certificates to be executed by such Borrower pursuant to this Amendment.

        (e) Copies certified as of a recent date by the Secretary or the Assistant Secretary of each Borrower of its By-Laws.

        (f) A copy of each Borrower's Certificate of Incorporation certified by the Secretary of State of the state of incorporation within thirty (30) days from the date of this Amendment and certificates dated as of a recent date of the Secretary of State of the state of incorporation as to the existence and good standing of each Borrower.

        (g) An opinion of counsel to the Borrowers in form and substance acceptable to the Lender.

        (h) If the date of this Amendment is not a Drawdown Date, a certificate dated the first Drawdown Date of an officer of each of the Borrowers certifying that:

         (i) The representations and warranties contained in Section 14 of the Credit Agreement are correct on and as of the Drawdown Date as though made on and as of such date; and

         (ii)   No   event  has  occurred  and  is  continuing,  or  would
         result from the Advance, or the issuance of a Letter of Credit which constitutes an Event of Default or with the passing of time or the giving of notice would constitute an Event of Default.

        (i) All orders, consents, approvals, licenses, authorizations and validations of, and filings, recordings and registrations with and exemptions by any Governmental Agency or any Person (other than any routine filings which may be required after the date hereof with appropriate governmental authorities in connection with the operation of the Rigs) required to (i) authorize the execution, delivery and performance by the Borrowers of this Amendment and the Second Amended and Restated Facility A Promissory Note or (ii) prevent the execution, delivery and performance by the Borrower of this Amendment or the Second Amended and Restated Facility A Promissory Note from resulting in a breach of any of the terms or conditions of, or resulting in the imposition of any lien, charge or encumbrance upon any properties of the Borrowers pursuant to, or constituting a default (with due notice or lapse of time or both), if such breach, imposition or default would result in a materially adverse change in the financial position of the Borrowers, or resulting in an occurrence of any event for which any holder or holders of Indebtedness may declare the same due and payable under, any indenture, agreement, order, judgment or instrument under which any Borrower is a party (other than the Mortgage, the Pledges or the Assignments) or to the Borrowers' knowledge after due inquiry by which the Borrowers or their property may be bound or affected, or under the Certificates of Incorporation or By-Laws of the Borrowers, shall have been obtained or made.

        (j) The CIT Loan shall have been closed and the Lender shall have have received copies of all of the material agreements executed in connection therewith in a form satisfactory to the Lender.

        16. Successors  and Assigns.   This  Amendment shall  be binding upon
  and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

       17. Governing  Law.    This  Amendment  shall   be  governed  by  and
  construed in accordance with the laws of the State of New York, notwithstanding any principles regarding conflicts of laws thereof.

       18. Entire Agreement. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

       19. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

            IN WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.

                                         READING & BATES CORPORATION


                                         By:______________________________
                                            Name:  T. W. Nagle
                                            Title:  Vice President and Chief
                                                    Financial Officer


                                          READING & BATES DRILLING CO.


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


                                          READING & BATES EXPLORATION CO.


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


                                          READING AND BATES, INC.


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


                                          READING AND BATES BORNEO DRILLING


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


  THE COMMON SEAL OF                      READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of                 By:  ______________________________
  the Board of Directors                       Name:   T. W. Nagle
  in the presence of:                          Title:  Director


  _________________________
  T. W. Nagle, Director


  __________________________
  W. K. Hillin, Secretary


                                             INTERNATIONALE    NEDERLANDEN
                                             BANK N.V.


                                             By:_________________________
                                                Name:
                                                Title:

                          READING & BATES CORPORATION
                          READING & BATES DRILLING CO.
                        READING & BATES EXPLORATION CO.
                            READING AND BATES, INC.
                  READING AND BATES BORNEO DRILLING CO., LTD.
                         READING & BATES (A) PTY. LTD.


             SECOND AMENDED AND RESTATED FACILITY A PROMISSORY NOTE


  USD 15,000,000                                              July 31, 1995


  FOR VALUE RECEIVED, READING & BATES CORPORATION, READING & BATES DRILLING CO., READING & BATES EXPLORATION CO., READING AND BATES, INC., READING AND BATES BORNEO DRILLING CO., LTD. and READING & BATES (A) PTY. LTD. (the "Facility A Borrowers") hereby jointly and severally promise to pay to INTERNATIONALE NEDERLANDEN BANK, N.V. (the "Payee"), or order, on or before December 31, 1995 in installments, or otherwise, as hereinafter provided, FIFTEEN MILLION DOLLARS OF THE UNITED STATES OF AMERICA (USD 15,000,000) and to pay interest on the unpaid portion of said principal sum outstanding from time to time, as hereinafter provided.

                             PRINCIPAL AND INTEREST

  1.1 (a) Interest on this Note shall be payable at the times and the rates as provided in Section 9 of the Amended and Restated Credit Facility Agreement dated as of April 27, 1995, as amended by that certain First Amendment to the Amended and Restated Credit Facility Agreement dated as of July 31, 1995 (collectively, the "Credit Agreement") among the Facility A Borrowers and the Payee.

       (b) In case any payment of principal or interest is not paid when due, additional interest at the rate determined as provided in Section 9.3 of the Credit Agreement shall be payable on all overdue principal and, to the extent that the same may be lawful, on all overdue interest.

  1.2 Interest shall be calculated as provided in Section 9.1 of the Credit Agreement.

  1.3 The principal of this Note shall be payable in installments as provided in Section 10.2(a) of the Credit Agreement. All principal payments shall be made to the Lender at its Amsterdam Branch Office in Amsterdam South East, The Netherlands as provided in Section 10.5 of the Credit Agreement.

  1.4 Notwithstanding any provision of this Note to the contrary it is the intent of the Facility A Borrowers and the Payee that, in no event shall the aggregate amount of consideration which constitutes interest under any applicable law which is contracted for, charged or received hereunder or under this Note ("Interest") exceed the maximum amount of nonusurious interest allowed by law, and any excess shall be credited on this Note (or if all obligations under this Note shall have been paid in full, refunded to the Facility A Borrowers). For purposes of the foregoing, the maximum amount of interest allowed by law shall be calculated by determining the amount of interest that could be contracted for, charged, or received during the term hereof at the maximum rate of nonusurious interest allowed from time to time by applicable law as is now or, to the extent allowed by law, as may hereafter be in effect (the "maximum nonusurious interest rate") and, if at any time the rate of Interest to accrue would exceed the maximum nonusurious interest rate, the rate of Interest to accrue under this Note shall be limited to the maximum nonusurious interest rate, but any subsequent reductions in LIBOR shall not reduce the rate of Interest to accrue on this Note below the maximum nonusurious interest rate until the total amount of Interest accrued and paid on this Note equals the amount of Interest which would have accrued if a rate per annum equal to LIBOR plus 1-1/2% or the interest rate charged pursuant to Section 9.3 of the Credit Agreement, whichever is applicable, had at all times been in effect. It is further agreed that, without limitation of the foregoing, all calculations of the rate of Interest that are made for the purpose of determining whether such rate exceeds the maximum nonusurious interest rate applicable to the Payee, shall be made to the extent possible permitted by usury laws applicable to the Payee (now or hereafter enacted) by amortizing, prorating and spreading all Interest in equal parts during the period of the full stated term of the obligations evidenced by this Note.

                                    SECURITY

  2.1 This Note is one of the promissory notes issued under and pursuant to the Credit Agreement and is secured by, among other things, U.S. preferred Mortgages dated March 29, 1991, as amended, on nine U.S. flag drilling rigs, a Panamanian First Naval Mortgage dated April 27, 1995, on one Panamanian flag drilling rig and one Australian First Registered Ship Mortgage dated April 27, 1995 on one Australian flag drilling rig, all in favor of Bank One, Texas, N.A., as Trustee for the Payee (the "Mortgages"). Reference is hereby made to the Mortgages for a description of the property thereby mortgaged, the nature and extent of the security afforded thereby and the rights of the Facility A Borrowers and the Payee with respect to such security as provided in the Mortgages. Payment of this Note may be demanded by the holder hereof prior to the maturity of this Note under certain circumstances and conditions, in the manner, and with the effect, provided in the Mortgages or the Credit Agreement. A true and complete copy of the form of the Credit Agreement is attached to the Mortgages and made a part thereof.

  2.2 This Note evidences the Advance made by the Payee under Facility A of the Credit Agreement.

                                 MISCELLANEOUS

  3.1 All parties hereto, including endorsers hereof, hereby waive presentment for payment, demand, protest and notice of protest and non-payment hereof and hereby consent that any and all securities or other property, if any, held by or for the holders hereof at any time as security for this Note may be exchanged, released or surrendered and that the time of payment of this Note may be extended, all in the sole discretion of the holders hereof and without notice and without affecting in any manner the liability of the parties hereto.

  3.2 No course of dealing between the Facility A Borrowers and the Payee in exercising any rights hereunder shall operate as a waiver of any right of any holders except to the extent expressly waived in writing by such holder.

  3.3 Whenever any payment to be made hereunder shall be due on a day which is not a Business Day, such payments shall be made on the next Business Day; provided, however, that if such next succeeding Business Day is in a new month, then the payment required under the Credit Agreement or this Note shall be made on the first Business Day preceding the original date on which payment was due.

  3.4 Any notice to be given pursuant to this Note shall be given in accordance with Section 19.4 of the Credit Agreement.

  3.5 This Note shall be governed by and construed in accordance with the internal laws of the State of New York except that with respect to the provisions of this Note which provide for or relate to the payment of interest, any provisions of applicable federal law which permit the payee to charge the higher of the rate permitted by such applicable law or by the laws of the state in which the Payee is located shall be deemed "governing and controlling.

  3.6 Capitalized terms used in this Note but not defined herein shall have the meanings given to them in the Credit Agreement.

  3.7 This Note amends and restates that certain Amended and Restated Facility A Promissory Note dated April 27, 1995 made by the Facility A Borrowers in favor of the Payee in the original principal amount of USD 15,000,000, and is not being given by the Facility A Borrowers or accepted by the Payee in satisfaction of said indebtedness or as a novation with respect thereto.

           IN WITNESS WHEREOF, the Facility A Borrowers have caused this Second Amended and Restated Facility A Promissory Note to be duly executed the day and year first above written.

                                          READING & BATES CORPORATION


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Chief Financial Officer


                                          READING & BATES DRILLING CO.


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


                                          READING & BATES EXPLORATION CO.


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


                                          READING AND BATES, INC.


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


                                          READING AND BATES BORNEO DRILLING


                                          By:______________________________
                                             Name:  T. W. Nagle
                                             Title: Vice President and
                                                    Treasurer


  THE COMMON SEAL OF                      READING & BATES (A) PTY. LTD.
  READING & BATES (A)
  PTY. LTD. was hereunto
  affixed by authority of                 By:  ______________________________
  the Board of Directors                       Name:   T. W. Nagle
  in the presence of:                          Title:  Director


  _________________________
  T. W. Nagle, Director


  __________________________
  W. K. Hillin, Secretary